                                                                   Exhibit 10.16

[Translation of Chinese original]


                         DATED AS AT 25/th/ November 2002
                         --------------------------------


                       ADVANCED INTERNET SERVICES LIMITED


                                     - and -


                                  WANG XIU LING


                                       and


                          SHENZHEN FREENET INFORMATION
                           TECHNOLOGY COMPANY LIMITED


                              ---------------------

                                 LOAN AGREEMENT

                              ---------------------

THIS AGREEMENT is made as at the [25/th/] day of [November 2002]

BETWEEN:

(1) ADVANCED INTERNET SERVICES LIMITED, a private company incorporated in Hong Kong (under company number 687366) with limited liability and its registered office is at 48/th/ Floor, The Center, 99 Queen's Road Central, Hong Kong; ("Lender");

(2) WANG XIU LING, holder of People's Republic of China Passport numbered PCHN143637106, whose residence is at Room 101 Unit 3 Building 7, Wushengdongli, Chaoyang District, Beijing ("Borrower") ; and

(3) SHENZHEN FREENET INFORMATION TECHNOLOGY COMPANY LIMITED, a company incorporated with limited liability under the laws of the PRC and its registered address is at Room 616, Block 1, Pengyi Garden, Bagua Road 2, Futian District, Shenzhen ("Shenzhen Freenet"),

     (each a "Party" and collectively "Parties").

WHEREAS the Lender has agreed to make available to the Borrower a loan facility upon the terms and subject to the conditions as hereinafter set out.

IT IS HEREBY AGREED as follows:

1.   INTERPRETATION
     --------------

1.1 In this Agreement, the following expressions shall have the following meanings, unless the context requires otherwise:

     "Advance"
     the principal amount advanced to the Borrower on the occasion of each drawing under the Facility;

     "Agreement"
     this agreement;

     "Facility"
     the loan facility granted by the Lender to the Borrower upon the terms and subject to the conditions of this Agreement;

     "Hong Kong"
     the Hong Kong Special Administrative Region of the PRC;

     "Loan"
     the aggregate principal amount drawn and for the time being outstanding under the Facility;

     "Parties"
     the parties to this Agreement and "Party" means any of them;

     "PRC"
     the People's Republic of China;

     "RMB"
     Renminbi, the lawful currency of the PRC;

     "Shenzhen Freenet"
     Shenzhen Freenet Information Technology Company Limited.

1.2 References in this Agreement to the Recital and Clauses are to the recital and clauses in this Agreement unless the context requires otherwise.

2.   FACILITY
     --------

2.1 Subject to the provisions of this Agreement, the aggregate principal amount of the Facility available to the Borrower shall be such amount as the Lender and the Borrower may from time to time agree.

2.2 The proceeds of the Facility shall be used by the Borrower for the exclusive purpose of contributing towards registered capital of Shenzhen Freenet.

2.3  The Loan shall be interest-free.

3.   ADVANCE
     -------

3.1 The Lender shall make all or part of the principal amount of the Facility available to the Borrower on such date(s) as the Lender and the Borrower may from time to time agree by depositing an amount equal to each Advance in clear fund into such bank account as the Borrower has by written notice notified the Lender for such purpose.

3.2 The Lender shall make the first Advance, being an amount of RMB23,000,000, available to the Borrower in the manner set out in Clause 3.1.

4.   REPAYMENT
     ---------

4.1 Unless the Borrower has already repaid the Loan in full, the Lender shall have at all times the right to demand the Borrower to make immediate and full repayment of the entire outstanding amount of the Loan by giving notice in writing to the Borrower.

4.2 The Borrower shall apply and hereby directs Shenzhen Freenet to apply all dividends, cash and cash-in-kind, if any, received or receivable from, and by virtue of the Borrower's equity (or other ownership) interest in, Shenzhen Freenet as repayment of the Loan until the entire outstanding amount of the Loan has been repaid in full, and Shenzhen Freenet hereby acknowledges and agrees to the same.

4.3 In the event that the Borrower fails to repay the Loan in accordance with Clause 4.1 and/or Clause 4.2, the Lender hereby acknowledges and agrees that it shall only have recourse to:

     (a) the Borrower's entire equity (or other ownership) interest in and/or loans advanced to Shenzhen Freenet; and

     (b) any and all gross proceeds (in whatever form) the Borrower receives or is entitled to receive (whichever is the higher) upon any sale or disposition in whole or in part of his equity (or other ownership) interest in and/or loans advanced to Shenzhen Freenet.

4.4  In the event that the Borrower:

     (a)  assigns the Loan without the Lender's prior consent; and/or

     (b) disposes any or all of his equity (or other ownership) interest in Shenzhen Freenet without the Lender's prior consent,

     the Lender shall have full recourse to all personal assets of the Borrower.

5.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     The Borrower represents and warrants to the Lender that this Agreement constitutes valid and legally binding obligations of the Borrower enforceable in accordance with its terms. This representation and warranty shall be deemed to be repeated by the Borrower on each day until the outstanding amount of the Loan is fully repaid as if made with reference to the facts and circumstances existing as at each such date.

6.   MISCELLANEOUS
     -------------

6.1 This Agreement constitutes the whole agreement between the Parties in respect of the Loan and shall supersede the terms of any other agreement in respect of the Loan, whether oral or otherwise, made prior to the entering into of this Agreement.

     It is expressly declared that no purported variations to the Loan shall be effective unless made in writing and signed by all the Parties.

6.2 Each of the Parties shall at the request of the any other Party (and at the reasonable cost of the Party making such request) do and/or execute or procure to be done and/or executed all such further acts, deeds, things and documents as may be necessary to give effect to the terms of this Agreement.

6.3 No waiver by any Party of any breach by any other Party of any provision of this Agreement shall be deemed to be a waiver of any subsequent breach of that or any other provision of this Agreement and any forbearance or delay by the relevant Party in exercising any of its rights under this Agreement shall not be constituted as a waiver thereof.

6.4 Time shall be of the essence as regards any time, date or period mentioned in this Agreement and any time, date or period substituted for the same by agreement of the Parties or otherwise.

6.5 The illegality, invalidity or unenforceability of any part of this Agreement shall not affect the legality, validity or enforceability of any other part of this Agreement.

6.6 The provisions of this Agreement shall be binding on and shall enure for the benefit of the successors, assigns and personal representatives (as the case may be) of each Party. The rights and obligations of any Party under this Agreement shall not be assigned without the prior written consent of the other Parties.

6.7 This Agreement may be executed in any number of counterparts by the Parties on separate counterparts, each of which when executed shall constitute an original and all of which taken together shall constitute one and the same document.

7.   GOVERNING LAW AND JURISDICTION
     ------------------------------

     This Agreement shall be governed by and construed in accordance with the laws of Hong Kong. Each Party hereby irrevocably submits to the non-exclusive jurisdiction of the courts of Hong Kong.

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.


SIGNED by                         )
ADVANCED INTERNET SERVICES        )
LIMITED                           )
in the presence of:               )
                                  )


SIGNED by                         )
WANG XIU LING                     )
in the presence of:               )
                                  )


Signed by                         )
                                  )
for and on behalf of              )
SHENZHEN FREENET                  )
INFORMATION TECHNOLOGY            )
COMPANY LIMITED                   )
in the presence of                )
                                  )

                    SUPPLEMENTAL AGREEMENT TO LOAN AGREEMENT

     This Supplemental Agreement to Loan Agreement (the "Agreement") is entered into as of September 26, 2003 between the following two parties:

     (1) Advanced Internet Services Limited (the "Lender"), a limited liability company incorporated in Hong Kong SAR, having its legal address at 48/F the Center, 99 Queen's Road Central, Hong Kong; and

     (2)  Wang Xiuling (the "Borrower")
          Gender: Female
          PRC Passport Number: PCHN143637106
          Address: Room 101 Unit 3 Building 7, Wushengdongli,Chaoyang District, Beijing

     The Lender and the Borrower will hereinafter each be referred to as a "Party" and collectively as "Both Parties".

     WHEREAS, the Borrower holds a 70% equity interest in Shenzhen Freenet Information Technology Company Limited (the "Borrower's Company"), a limited liability company incorporated in the People's Republic of China (the "PRC").

     WHEREAS, the Lender executed a loan agreement on November 25, 2002 (the "Loan Agreement") with the Borrower.

     WHEREAS, Both Parties agree to execute this Agreement to amend the Loan Agreement and this Agreement shall form a part of the Loan Agreement.

     NOW THEREFORE, Both Parties agree as follows:

1.   Loan
     ----

     1.1 The Lender agrees to provide a loan to the Borrower with a principal of Renminbi 16,100,000 in accordance with the terms and conditions set forth in this Agreement. The term for such loan shall be ten (10) years and shall be extended upon the agreement of Both Parties. During the term or extended term of such loan, the Borrower shall immediately repay the loan to the Lender, if any of the following events occurs:

          (1) the Borrower dies or becomes a person with no or limited capacity to perform civil acts;
          (2) Wang Lei Lei terminates his employment with or is dismissed by the Lender or its affiliates;
          (3)  the Borrower commits a crime or becomes involved in a crime;
          (4) any third party claims more than Renminbi 500,000 against the Borrower;

          (5) foreign investors are permitted to invest in the business of value-added telecommunications and the relevant authorities begin to approve the establishment of such business in accordance with the applicable laws of the PRC.

     1.2 The Borrower agrees to accept such loan provided by the Lender and hereby agrees and warrants that such loan shall be used only for the investment in the Borrower's Company for the business development of the Company. Without the Lender's prior written consent, the Borrower shall not use the amount of such loan for any other purpose or transfer or pledge its equity interest in the Borrower's Company to any other third party.

     1.3 The Lender and the Borrower jointly agree and confirm that the Borrower shall repay the loan only by transferring all of the Borrower's equity in the Borrower's Company to the Lender or to any other person (legal person or natural person) designated by the Lender.

     1.4 The Lender and the Borrower hereby jointly agree and confirm that any proceeds raised from the transfer of Borrower's equity in the Borrower's Company shall be used to repay the Lender, for the consideration of the loan provided by the Lender, in such manner as designated by the Lender in accordance with this Agreement and the Agreement shall terminate thereupon.

     1.5 The Lender and the Borrower hereby jointly agree and confirm that the Lender is entitled to, but is not obliged to, at any time, purchase or designate any other person (legal person or natural person) to purchase all or part of Borrower's equity in the Borrower's Company at any price determined by Both Parties, subject to the permission of the law.

          The Borrower warrants to issue an irrevocable power of attorney to confer all its rights as a shareholder of the Borrower's Company to a person designated by the Lender.

     1.6 Interest of the Loan. In the event that the Borrower transfers its equity in the Borrower's Company to the Lender or the person designated by the Lender, the loan hereunder shall be deemed to be an interest-free loan, if the transfer price of such equity is equivalent to or is less than the principal amount of the loan under this Agreement. However, if the transfer price shall exceed the principal amount of the loan hereunder, the amount in excess of the principal amount of the loan shall be deemed the interest payable on such loan under this Agreement, which shall be paid to the Lender by the Borrower.

2.   Assignment of This Agreement
     ----------------------------

     The Borrower shall not assign any of its rights or obligations under this Agreement to any third party without the Lender's prior written agreement.

3.   Governing Law and Settlement of Disputes
     ----------------------------------------

     3.1 The execution, validity, interpretation, performance, implementation, termination and settlement of disputes of this Agreement shall be governed by the laws of PRC.

     3.2 Both Parties shall strive to settle any dispute arising from the interpretation or performance in connection with this Agreement through friendly negotiations. If a settlement cannot be reached through negotiations within 30 days after a Party gives a written notice requesting for a negotiation, then either Party can submit such matter to China International Economic and Trade Arbitration Commission (the "CIETAC"). The arbitration conducted by
          CIETAC shall be in compliance with the current rules of CIETAC, and the arbitration proceedings shall take place in Beijing. The arbitration award shall be final and binding upon Both Parties and shall be enforceable in accordance with its terms.

     3.3 In the event when any disputes arise out of the interpretation and performance of this Agreement or any pending arbitration of such dispute, Both Parties shall continue to perform their rights and obligations under this Agreement, except that such maters are involved in the disputes.

4.   Miscellaneous
     -------------

     4.1 This Agreement shall be effective as of the date of execution and shall expire when Both Parties have fully performed their obligations under this Agreement.

     4.2 This Agreement is made in duplicate, each of the same effect, and each party shall keep copy of this Agreement.

     4.3 Both Parties may amend and supplement this Agreement by a written agreement between Both Parties. The amendment and supplement to this Agreement duly executed by Both Parties shall form a part of this Agreement and shall have the same legal effect as this Agreement.

     4.4 Any provision of this Agreement which is invalid or unenforceable shall not affect the validity and enforceability of the remaining provisions hereof.

(no text on this page)


Signature:________________

Lender: Advanced Internet Services Limited

Representative:________________

Title:


Borrower: Wang Xiu Ling

Signature:________________